Exhibit 99.7
                                 ------------
                CSC Computational Materials dated March 9, 2005



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
     [OBJECT OMITTED]Countrywide(R)                                                                      Computational Materials for
     ------------------------------                                            Countrywide Asset-Backed Certificates, Series 2005-01
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
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

                                            Class 3-AV Available Funds Rate Schedule (1)
                                            --------------------------------------------

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                       Available Funds          Available Funds                          Available Funds        Available Funds
    Period                 Rate (%)                Rate (%)            Period               Rate (%)               Rate (%)
-------------      ----------------------   ----------------------  ------------      ---------------------   --------------------
                            (2)                      (3)                                      (2)                    (3)
      1                    7.542                    7.542                47                  9.038                  11.076
      2                    6.536                    9.000                48                 10.006                  12.277
      3                    6.325                    9.000                49                  9.038                  11.090
      4                    6.538                    9.000                50                  9.339                  11.460
      5                    6.327                    9.000                51                  9.038                  11.092
      6                    6.328                    9.000                52                  9.339                  11.479
      7                    6.539                    9.000                53                  9.038                  12.215
      8                    6.328                    9.000                54                  9.038                  12.226
      9                    6.539                    9.000                55                  9.339                  12.633
      10                   6.330                    9.000                56                  9.038                  12.226
      11                   6.330                    9.000                57                  9.339                  12.633
      12                   7.009                    9.000                58                  9.039                  12.234
      13                   6.331                    9.000                59                  9.039                  12.840
      14                   6.542                    9.000                60                 10.008                  14.222
      15                   6.331                    9.000                61                  9.040                  12.845
      16                   6.544                    9.000                62                  9.341                  13.273
      17                   6.333                    9.000                63                  9.040                  12.845
      18                   6.333                    9.000                64                  9.341                  13.274
      19                   6.545                    9.000                65                  9.040                  12.846
      20                   6.333                    9.000                66                  9.040                  12.846
      21                   6.548                    9.000                67                  9.341                  13.274
      22                   6.347                    9.000                68                  9.040                  12.846
      23                   6.657                    9.000                69                  9.341                  13.274
      24                   7.360                    9.000                70                  9.040                  12.847
      25                   6.636                   10.000                71                  9.040                  12.847
      26                   6.846                   10.000                72                 10.008                  14.224
      27                   6.614                   10.000                73                  9.040                  12.847
      28                   6.825                   10.000                74                  9.341                  13.275
      29                   6.608                   10.000                75                  9.040                  12.847
      30                   6.601                   10.000                76                  9.341                  13.276
      31                   6.815                   10.000
      32                   6.590                   10.000
      33                   6.808                   10.000
      34                   6.627                   10.000
      35                   8.242                   10.000
      36                   8.827                   10.000
      37                   8.260                   10.000
      38                   8.537                   10.000
      39                   8.265                   10.000
      40                   8.543                   10.000
      41                   9.033                   10.000
      42                   9.040                   10.000
      43                   9.340                   10.232
      44                   9.038                   10.000
      45                   9.339                   10.249
      46                   9.037                   10.000
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(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou









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